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                                                                    EXHIBIT 10.2


                                  AMENDMENT TO

                    1998 EQUITY REPLACEMENT STOCK OPTION PLAN


                  WHEREAS, the 1998 Equity Replacement Stock Option Plan (the "Plan") has been established by AT Holdings Corporation ("Holdings"); and

                  WHEREAS, Holdings deems it desirable to amend the Plan;

                  NOW THEREFORE, effective June 12, 2001, the Plan is hereby amended as follows:

                  The third sentence of Paragraph 3 shall be amended by adding, at the beginning thereof, "Except as approved by the Board."

                  Executed at Cleveland, Ohio, this 12th day of June, 2001.

                                             AT HOLDINGS CORPORATION

                                             By:   /s/ Paul R. Keen
                                                   -----------------------------

                                             Its:  Vice President
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